Exhibit 99.2

2012 Wells Fargo Pipeline, MLP and Energy Symposium DECEMBER 5 • NEW YORK, NY

Safe Harbor Statement/Regulation G Information

Some of the statements contained in today’s presentation with respect to Pepco Holdings, Pepco, Delmarva Power and Atlantic City Electric, including each of their respective subsidiaries, are forward-looking statements within the meaning of the U.S. federal securities laws and are subject to the safe harbor created thereby and by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the intents, beliefs and current expectations of one or more of PHI, Pepco, DPL or ACE (each a Reporting Company) or their subsidiaries. In some cases you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue”, the negative or other variations of such terms, or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more Reporting Companies’ or their subsidiaries’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. These forward-looking statements are qualified in their entirety by, and should be read together with, the risk factors included in the “Risk Factors” section and other statements in each Reporting Company’s annual report on Form 10-K for the year ended December 31, 2011 (as amended) and other SEC filings, including each Reporting Company’s Form 10-Q for the quarter ended September 30, 2012, and investors should refer to these risk factor sections and such other statements. All such factors are difficult to predict, contain uncertainties, are beyond each Reporting Company’s or its subsidiaries’ control and may cause actual results to differ materially from those contained in the forward-looking statements. Any forward-looking statements speak only as to the date of this presentation and none of the Reporting Companies undertakes an obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for a Reporting Company to predict all such factors, nor can the impact of any such factor be assessed on such Reporting Company’s or its subsidiaries’ business (viewed independently or together with the business or businesses of some or all of the other Reporting Companies or their subsidiaries) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive. PHI routinely makes available important information with respect to each Reporting Company, including copies of each Reporting Company’s annual, periodic and current reports filed or furnished with the Securities and Exchange Commission under the Securities Exchange Act of 1934, on PHI’s website at http://www.pepcoholdings.com/investors. PHI recognizes its website as a key channel of distribution to reach public investors and as a means of disclosing material non-public information to comply with each Reporting Company’s disclosure obligations under SEC Regulation FD. Information contained on PHI’s website shall not be deemed incorporated into, or to be part of, this presentation, and any website references are not intended to be made through active hyperlinks.

PHI discloses net income from continuing operations and related per share data (both as historical information and earnings guidance) excluding certain items (non-GAAP financial information) because management believes that these items are not representative of PHI’s ongoing business operations. Management uses this information, and believes that such information is useful to investors, in evaluating PHI’s period-over-period performance. The inclusion of this disclosure is intended to complement, and should not be considered as an alternative to, PHI’s reported net income from continuing operations and related per share data in accordance with accounting principles generally accepted in the United States (GAAP).

1

PHI’s Strategic Focus

Power Delivery

• Invest in T&D infrastructure

• Focus on reliability and operational excellence

• Implement Blueprint for the Future – AMI, energy efficiency, demand response, decoupling

• Achieve reasonable regulatory outcomes and reduce regulatory lag

• Maintain minimal exposure to generation and commodity markets

Pepco Energy Services

• Manage through the challenging energy services market, adjust cost structure, increase earnings contribution from energy services over time

Note: See Safe Harbor Statement at the beginning of today’s presentation. 2

Power Delivery – Growth Opportunity

• 2011 year-end rate base of $5.6 billion

– Distribution - $4.3 billion (77%)

– Transmission - $1.3 billion (23%)

• FERC-regulated

• Authorized ROEs of 11.3% or 12.8%

• Five-year capital expenditure forecast of $5.9 billion

– Distribution - $4.6 billion (78%)

– Transmission - $1.3 billion (22%)

Capital Expenditures – 2013 - 2017 Forecast

(Millions of Dollars)

Distribution -Reliability, $2,554

Transmission -Reliability, $537

Transmission - Other, Distribution -$803 Blueprint, $92

Distribution - Other, $1,383

IT/Other, $530

5-Year Total: $5,899*

Robust five-year capital expenditure forecast provides opportunity for long-term earnings growth

* Net of anticipated reimbursement of $7 million pursuant to awards from the U.S. DOE under the ARRA.

Note: See Safe Harbor Statement at the beginning of today’s presentation. 3

Infrastructure Investment – The Driver of Growth

$10,000 $9,654

$2,446 $8,000

$262 $6,341 $1,959 $255 $1,846 $249 $6,000 $242 $1,594 $233 $230

(Millions of Dollars) $4,000 $6,568 $6,946 $6,059 $5,638 $5,096 $4,517 $2,000

$0

2012E 2013 2014 2015 2016 2017 Electric Distribution Gas Distribution Transmission

Total Rate Base Electric Distribution Rate Transmission Rate Growth - 52% Base Growth - 54% Base Growth - 53%

Note: See Safe Harbor Statement at the beginning of today’s presentation. 4

Sales and Decoupling

Third Quarter Sales* September Year-to-Date Sales* 2012 2012 vs. 2011 2012 2012 vs. 2011 Actual % Change Actual % Change

Pepco 7,264 (2.8%) 20,003 (2.2%) Delmarva Power 3,599 5.1% 9,746 1.7% Atlantic City Electric 2,939 0.0% 7,337 (2.1%) Total Power Delivery 13,802 (0.3%) 37,086 (1.2%)

* Weather normalized gigawatt hour sales

• Sales decline driven by:

 Lower usage by residential customers in Pepco and Atlantic City Electric

 Lower usage by commercial customers in Pepco

 Higher industrial sales at Delmarva Power were a partially offsetting factor

• Decoupling in place in Maryland and the District of Columbia:

– Completely decouples revenue from sales (eliminates impact of weather, conservation, etc.)

– Approximately two-thirds of forecasted distribution revenue is decoupled from consumption

5

Regulatory Strategy

• Reducing regulatory lag continues to be a significant focus

• Filing the next cycle of distribution base rate cases

Company/Jurisdiction Targeted Filing Date*

– Pepco MD Filed November 30, 2012

– Delmarva Power DE – Gas December 2012

– Atlantic City Electric NJ To Be Determined

– Pepco DC 1Q2013

– Delmarva Power DE – Electric 1Q2013

– Delmarva Power MD 1Q2013

• Pursuing alternative ratemaking mechanisms in Maryland aimed at timely recovery of incremental reliability spending

• Exploring multi-year rate plan in Delaware

* Targeted filing dates may be altered by financial projections and other considerations.

Note: See Safe Harbor Statement at the beginning of today’s presentation. 6

Investment Highlights

• Stable Earnings Base – Derived primarily from regulated utility business

• Long-term Earnings Growth – Driven by T&D utility infrastructure investments and reasonable regulatory outcomes

– Power Delivery – 9% CAGR of Rate Base (2012 – 2017)

• Financial Strength – Strong balance sheet, ample liquidity, solid investment grade credit ratings

• Secure Dividend – Attractive current yield

• Experienced Team – Delivering on commitments

PHI – Well Positioned to Deliver Value

Note: See Safe Harbor Statement at the beginning of today’s presentation. 7